DERIVATIVE FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
Dole is exposed to foreign currency exchange rate fluctuations, bunker fuel price fluctuations and interest rate changes in the normal course of its business. As part of its risk management strategy, Dole uses derivative instruments to hedge some of these exposures. Dole’s objective is to offset gains and losses resulting from these exposures with losses and gains from the derivative contracts used to hedge them, thereby reducing the volatility of earnings. Dole does not hold or issue derivative financial instruments for trading or speculative purposes. The types of derivative instruments utilized by Dole are described below:
Foreign currency hedges: Dole enters into foreign currency exchange forward and option contracts to hedge exposure to changes in certain foreign currency exchange rates. Dole enters into fair value hedges to hedge foreign currency exposure of non-functional currency assets and liabilities and cash flow hedges to hedge foreign currency exposure of forecasted revenue, cost of sales and operating expenses.
Interest rate swaps: Dole enters into interest rate swaps to mitigate a significant portion of the interest rate risk associated with its variable-rate debt.
The interest rate swaps pay a fixed rate of interest at rates between 0.77% and 3.31%, with the receiving rates variable based on SOFR, which was 4.85% as of September 30, 2024. All interest rate swap arrangements are classified within the condensed consolidated balance sheets based on ultimate maturity date of the arrangement. Refer to Note 12, “Debt” for further information on Company’s variable rate debt.
Bunker fuel contracts: Dole incurs significant fuel costs from shipping products from sourcing locations to end customer markets. As a result, Dole is exposed to commodity and fuel cost risks and enters into bunker fuel contracts to hedge the risk of unfavorable fuel prices.
Hedge Accounting Election
The Company performs an analysis of the hedging portfolio at inception and on a quarterly basis. The Company uses the following criteria in evaluating derivative instruments for hedge accounting:
1.Hedged risk is eligible
2.Hedged item or transaction is eligible
3.Hedging instrument is eligible
4.Hedging relationship is highly effective
5.Designation and documentation requirements are met
Dole designates the interest rate swaps and certain foreign currency cash flow hedges for hedge accounting and records the changes in the fair value of these instruments in accumulated other comprehensive loss. The changes in the fair value of foreign currency fair value hedges, non-designated cash flow hedges and bunker fuel hedges are recorded in earnings.
Notional Amounts of Derivative Instruments
Dole had the following derivative instruments outstanding as of September 30, 2024:

Aggregate Notional Amount
Foreign currency forward contracts by currency:
United States dollar	$45.3 million
Euro	€148.6 million
British pound sterling	£14.7 million
Swedish krona	SEK 29.5 million
Canadian dollar	C$3.9 million
Chilean peso	CLP$7.5 billion
Interest rate swap contracts	$695.0 million
Quantitative Disclosures
Derivatives are presented gross in the condensed consolidated balance sheets. The following table presents the balance sheet location and fair value of the derivative instruments by type:

	Fair Value Measurements as of September 30, 2024
	Other Receivables, net	Other Assets	Accrued Liabilities	Other Long-Term Liabilities

Foreign currency forward contracts:	(U.S. Dollars in thousands)
Cash flow hedges	$690	$—	$(1,825)	$—
Non-designated cash flow hedges	130	—	(549)	—
Fair value hedges	361	—	(552)	—
Interest rate swap contracts	467	19,287	—	(1,223)
	$1,648	$19,287	$(2,926)	$(1,223)

	Fair Value Measurements as of December 31, 2023
	Other Receivables, net	Other Assets	Accrued Liabilities	Other Long-Term Liabilities

Foreign currency forward contracts:	(U.S. Dollars in thousands)
Cash flow hedges	$1,141	$—	$(5,543)	$—
Non-designated cash flow hedges	140	—	(346)	—
Fair value hedges	607	—	(986)	—
Interest rate swap contracts	7,305	29,868	—	—
Bunker fuel hedges	—	—	(129)	—
	$9,193	$29,868	$(7,004)	$—
Refer to Note 15 “Fair Value Measurements” for presentation of fair value instruments within the condensed consolidated balance sheets, which includes derivative financial instruments.
The following tables represent all of Dole’s realized and unrealized derivative gains (losses) and respective location in the financial statements for the three and nine months ended September 30, 2024 and September 30, 2023:

	Three Months Ended September 30, 2024			Nine Months Ended September 30, 2024
	Net (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other (Expense) Income, net	Net gains (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other (Expense) Income, net

Realized net (losses) gains:	(U.S. Dollars in thousands)
Cash flow hedges	$—	$(71)	$—	$—	$381	$—
Non-designated cash flow hedges	—	407	—	—	(368)	—
Fair value hedges		184	(329)	—	184	236
Bunker fuel hedges	—	—	—	—	—	—
Total net realized gains (losses)	$—	$520	$(329)	$—	$197	$236
Unrealized net (losses) gains:
Cash flow hedges	$(5,436)	$—	$—	$3,265	$—	$—
Non-designated cash flow hedges	—	(494)	—	—	(417)	—
Fair value hedges	—	634	(1,285)	—	634	(246)
Bunker fuel hedges	—	—	—	—	—	—
Interest rate swap contracts	(12,987)	—	—	(18,642)	—	—
Total net unrealized (losses) gains	$(18,423)	$140	$(1,285)	$(15,377)	$217	$(246)

	Three Months Ended September 30, 2023			Nine Months Ended September 30, 2023
	Net gains (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other (Expense) Income, net	Net gains (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other (Expense) Income, net

Realized net (losses) gains:	(U.S. Dollars in thousands)
Cash flow hedges	$—	$(2,002)	$—	$—	$(7,042)	$—
Non-designated cash flow hedges	—	566	—	—	1,488	—
Fair value hedges	—	—	283	—	—	751
Bunker fuel hedges	—	(98)	—	—	(824)	—
Total net realized (losses) gains	$—	$(1,534)	$283	$—	$(6,378)	$751
Unrealized net gains (losses):
Cash flow hedges	$5,266	$—	$—	$5,411	$—	$—
Non-designated cash flow hedges	—	(56)	—	—	(242)	—
Fair value hedges	—	—	(714)	—	—	(814)
Bunker fuel hedges	—	676	—	—	2,326	—
Interest rate swap contracts	(2,049)	—	—	(7,023)	—	—
Total net unrealized gains (losses)	$3,217	$620	$(714)	$(1,612)	$2,084	$(814)
As of September 30, 2024, the Company expects approximately $11.5 million of net deferred gains from derivative instruments to be reclassified from accumulated other comprehensive loss into earnings over the next 12 months. Of the $11.5 million of net deferred gains, $12.6 million relates to deferred gains on interest rate swap contracts and is expected to offset future interest expense on Term Loan A and Term Loan B, and $1.1 million relates to net deferred losses on cash flow hedges and is expected to offset future operational net gains on foreign currency exchange rates. Refer to Note 17 “Stockholders’ Equity” for details on reclassifications out of accumulated other comprehensive loss for the three and nine months ended September 30, 2024 and September 30, 2023.